UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22040

Name of Fund: MLP & Strategic Equity Fund Inc. (MTP)

Fund Address: 2 World Financial Center, 7th Floor, New York, New York 10281.

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, MLP & Strategic Equity Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

Item 1 – Report to Stockholders

IQ INVESTMENT ADVISORS

FAMCO
FIDUCIARY ASSET MANAGEMENT

MLP & Strategic Equity
Fund Inc.

Semi-Annual Report

(Unaudited)
April 30, 2009

MLP & Strategic Equity Fund Inc.

Directors and Officers

Paul Glasserman, Director and Chairman of the Board
Steven W. Kohlhagen, Director and Chairman of the Audit Committee
Laura S. Unger, Director and Chairperson of the Nominating & Corporate Governance Committee
William J. Rainer, Director
Mitchell M. Cox, President
James E. Hillman, Vice President and Treasurer
Donald C. Burke, Vice President and Assistant Treasurer
Colleen R. Rusch, Vice President and Secretary
Martin G. Byrne, Chief Legal Officer
Gloria Greco, Chief Compliance Officer
Justin C. Ferri, Vice President
Jeff E. McGoey, Vice President

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

Proxy Results

During the six-month period ended April 30, 2009, the stockholders of MLP & Strategic Equity Fund Inc. voted on the following proposals. On December 19, 2008 and January 23, 2009, a special stockholders’ meeting was adjourned with respect to the proposals until March 6, 2009, at which time they were approved. A description of the proposals and number of shares voted are as follows:

		Shares Voted For	Shares Voted Against	Abstentions/ Broker Non-Vote

1.	To approve a new investment advisory and management agreement for the Fund.	6,613,590	202,787	606,389

2.	To approve a new investment subadvisory agreement for the Fund.	6,602,947	205,276	614,543

During the six-month period ended April 30, 2009, the stockholders of MLP & Strategic Equity Fund Inc. voted on the following proposal, which was approved at the annual meeting of stockholders on April 24, 2009. A description of the proposal and number of shares voted are as follows:

			Shares Voted For	Shares Withheld From Voting

1.	To elect the Fund’s Board of Directors:	Paul Glasserman	13,348,042	544,479
		Steven W. Kohlhagen	13,387,090	505,431
		William J. Rainer	13,393,208	499,313
		Laura S. Unger	13,321,747	570,774

2	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Fund Profile as of April 30, 2009 (Unaudited)

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MTP
Initial Offering Date	June 29, 2007
Yield on Closing Market Price as of April 30, 2009 ($11.00)*	7.64%
Current Monthly Distribution per share of Common Stock**	$.07
Current Annualized Distribution per share of Common Stock**	$.84

*

Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of April 30, 2009. Past performance does not guarantee future results.

**	Distributions are subject to approval by the Fund’s Board of Directors and may change. A substantial portion of the distribution may be deemed a tax return of capital at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	4/30/09(a)	10/31/08	Change(b)	High	Low

Market Price(c)	$11.00	$13.00	(15.38%)	$13.50	$6.68
Net Asset Value	$11.13	$11.70	(4.87%)	$11.80	$8.06

(a)

For the six-month period, the Common Stock of the Fund had a total investment return of (0.06%) based on net asset value per share and (11.11%) based on market price per share, assuming reinvestment of distributions. For the same period, the most commonly referenced index of publicly traded master limited partnership (“MLP”) securities had a total investment return of (1.44%) and has no expenses associated with performance.

(b)	Does not include reinvestment of distributions.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest MLP & MLP Affiliates Holdings	Percent of Net Assets

Plains All American Pipeline LP	6.1%
Enterprise Products Partners LP	5.6
Kinder Morgan Management LLC	5.5
TEPPCO Partners LP	4.9
ONEOK Partners LP	4.7
El Paso Pipeline Partners LP	4.6
Buckeye Partners LP	4.6
Nustar Energy LP	4.4
Sunoco Logistics Partners LP	4.0
Boardwalk Pipeline Partners LP	3.8

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	3

Schedule of Investments as of April 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Master Limited Partnerships & MLP Affiliates	Units Held	Value

Energy Equipment & Services — 0.5%
	Exterran Partners LP	65,416	$868,070

Gas Utilities — 7.0%
	Amerigas Partners LP	110,500	3,393,455
	Spectra Energy Partners LP	241,526	5,398,106
	Suburban Propane Partners LP	63,506	2,540,240

			11,331,801

Oil, Gas & Consumable Fuels — 91.0%
	Alliance Resource Partners LP	70,946	2,333,414
	Atlas Energy Resources LLC	125,286	2,222,574
	Boardwalk Pipeline Partners LP	305,504	6,262,832
	Buckeye Partners LP	193,513	7,442,510
	Copano Energy LLC Common Units	197,734	3,092,560
	DCP Midstream Partners LP	96,682	1,440,562
	Duncan Energy Partners LP	197,420	3,589,096
	EV Energy Partner LP	31,390	566,589
	El Paso Pipeline Partners LP	386,050	7,454,625
	Enbridge Energy Management LLC (a)(b)	124,496	4,305,072
	Enbridge Energy Partners LP	93,419	3,388,307
	Energy Transfer Equity LP	228,657	5,862,765
	Energy Transfer Partners LP	103,373	4,088,402
	Enterprise Products Partners LP	388,525	9,165,305
	Genesis Energy LP	170,264	2,055,086
	Holly Energy Partners LP	70,272	2,090,592
	Inergy LP	107,056	2,472,994
	Kinder Morgan Management LLC (a)(b)	217,433	8,879,955
	Magellan Midstream Holdings LP	81,060	1,608,230
	Magellan Midstream Partners LP	184,803	6,172,420
	Natural Resource Partners LP	125,612	2,877,771
	Nustar Energy LP	143,449	7,228,395
	Nustar GP Holdings LLC	11,100	250,971
	ONEOK Partners LP	162,093	7,618,371
	OSG America LP	58,055	515,528

Industry	Master Limited Partnerships & MLP Affiliates	Units Held	Value

Oil, Gas & Consumable Fuels (concluded)
	Pioneer Southwest Energy Partners LP	99,563	$1,667,680
	Plains All American Pipeline LP	235,149	9,956,209
	Quicksilver Gas Services LP	81,661	1,110,590
	Regency Energy Partners LP	278,213	3,644,590
	Sunoco Logistics Partners LP	123,936	6,455,826
	TC PipeLines LP	119,397	3,589,074
	TEPPCO Partners LP	290,294	7,904,706
	Teekay LNG Partners LP	94,863	1,667,692
	Transmontaigne Partners LP	53,548	1,081,670
	Western Gas Partners LP	190,620	2,895,518
	Williams Partners LP	180,850	3,101,577
	Williams Pipeline Partners LP	114,951	2,149,584

			148,209,642

	Total Master Limited Partnerships & MLP Affiliates (Cost — $184,519,008) — 98.5%		160,409,513

	Short-Term Securities	Shares Held

Money Market Fund — 1.3%
	SSgA Prime Money Market Fund, 0.437% (c)	2,103,226	2,103,226

	Total Short-Term Securities (Cost — $2,103,226) — 1.3%		2,103,226

	Total Investments (Cost — $186,622,234*) — 99.8%		162,512,739
	Other Assets Less Liabilities — 0.2%		345,928

	Net Assets — 100.0%		$162,858,667

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$181,750,982

Gross unrealized appreciation	$5,115,950
Gross unrealized depreciation	(24,354,193)

Net unrealized depreciation	$(19,238,243)

(a)	Non-income producing security.

(b)	Represents a pay-in-kind security which may pay dividends in additional units.

(c)	Represents the current yield as of April 30, 2009.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Level 1	$162,512,739
Level 2	—
Level 3	—

Total	$162,512,739

See Notes to Financial Statements.

4	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Statement of Assets, Liabilities and Capital

As of April 30, 2009 (Unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $186,622,234)		$162,512,739
Dividends receivable		1,352,454
Securities sold		392,569
Prepaid expenses		6,667

Total assets		164,264,429

Liabilities

Payable for securities purchased		883,922
Dividends to stockholders		228,324
Payable to investment advisor		142,716
Accrued expenses		150,800

Total liabilities		1,405,762

Net Assets

Net assets		$162,858,667

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$14,630
Paid-in capital in excess of par		256,805,496
Accumulated distributions in excess of investment income — net	$(10,497,474)
Accumulated realized capital losses — net	(59,354,490)
Unrealized depreciation — net	(24,109,495)

Total accumulated losses — net		(93,961,459)

Total Capital — Equivalent to $11.13 per share based on 14,629,651 shares of Common Stock outstanding (market price — $11.00)		$162,858,667

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended April 30, 2009 (Unaudited)

Investment Income

Dividends from equity securities		$25
Dividends from money market investments		46,059

Total income		46,084

Expenses

Investment advisory fees	$812,593
Professional fees	69,921
Directors’ fees and expenses	33,375
Custodian fees	6,179
Transfer agent fees	23,207
Accounting services	19,391
Listing fees	12,999
Printing and stockholder reports	18,508
Insurance	10,711
Other	5,092

Total expenses		1,011,976

Net investment loss		(965,892)

Realized & Unrealized Gain (Loss) — Net

Realized loss on investments — net		(28,315,208)
Change in unrealized appreciation/depreciation on investments — net		28,158,410

Total realized and unrealized loss — net		(156,798)

Net Decrease in Net Assets Resulting from Operations		$(1,122,690)

See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	5

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	For the Six Months Ended April 30, 2009 (Unaudited)	For the Year Ended October 31, 2008

Operations

Investment loss — net	$(965,892)	$(1,372,384)
Realized loss — net	(28,315,208)	(31,695,103)
Change in unrealized appreciation/depreciation — net	28,158,410	(42,062,814)

Net decrease in net assets resulting from operations	(1,122,690)	(75,130,301)

Dividends and Distributions to Stockholders

Investment income — net	(7,004,959)**	—
Tax return of capital	—	(17,445,166)

Net decrease in net assets resulting from dividends and distributions to stockholders	(7,004,959)	(17,445,166)

Common Stock Transactions

Value of shares issued to Common Stock stockholders in reinvestment of dividends and distributions	587,641	370,796

Net increase in net assets resulting from Common Stock transactions	587,641	370,796

Net Assets

Total decrease in net assets	(7,540,008)	(92,204,671)
Beginning of period	170,398,675	262,603,346

End of period*	$162,858,667	$170,398,675

* Accumulated distributions in excess of investment income (loss) — net	$(10,497,474)	$(2,526,623)

**	A substantial portion of the dividends from net investment income may be deemed a tax return of capital at fiscal year end.

See Notes to Financial Statements.

6	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended April 30, 2009 (Unaudited)		For the Year Ended October 31, 2008	For the Period June 29, 2007(a) to October 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$11.70		$18.06	$19.10

Investment income (loss) — net(b)	(.07)		(.09)	.04
Realized and unrealized loss — net	(.02)		(5.07)	(.74)

Total from investment operations	(.09)		(5.16)	(.70)

Less dividends and distributions from:
Investment income — net	(.48)	(c)	—	(.03)
Tax return of capital	—		(1.20)	(.27)

Total dividends and distributions	(.48)		(1.20)	(.30)

Offering costs resulting from the issuance of Common Stock	—		—	(.04)

Net asset value, end of period	$11.13		$11.70	$18.06

Market price per share, end of period	$11.00		$13.00	$16.24

Total Investment Return(d)

Based on net asset value per share	(0.06	%)(e)	(29.45%)	(3.77	%)(e)

Based on market price per share	(11.11	%)(e)	(12.82%)	(17.37	%)(e)

Ratios to Average Net Assets

Expenses	1.39	%(f)	1.33%	1.35	%(f)

Investment income (loss) — net	(1.33	%)(f)	(.62%)	.62	%(f)

Supplemental Data

Net assets, end of period (in thousands)	$162,859		$170,399	$262,603

Portfolio turnover	20%		5%	—	(g)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	A substantial portion of the dividends from net investment income may be deemed a tax return of capital at fiscal year end.

(d)

Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.

(f)	Annualized.

(g)	Amount is less than 1%.

See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	7

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

MLP & Strategic Equity Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”). To enhance its returns, the Fund normally enters into variable prepaid forward contracts (“Forward Contracts”) with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. Due to the market conditions, the Fund did not replace the expired Forward Contracts during the six months ended April 30, 2009. Please see Note 1(e) for additional information. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. All cash balances are invested on a daily basis in a money market fund. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol MTP. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Portfolio securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the option market. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

The Fund may employ pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates generally are determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

8	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Notes to Financial Statements (continued)

(b) Master Limited Partnerships — The Fund will purchase both domestic and international MLPs. The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure.

Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(d) Derivative financial instruments — The Fund may engage in various portfolio investment strategies, including derivative financial instruments, to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

•

Variable prepaid forward contracts — The Fund may enter into Forward Contracts with terms of approximately one year to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. The strategic equity securities that are the subject of the Forward Contracts (the “Contract Securities”) may be the subject of a Forward Contract individually, or grouped together as a basket of multiple Contract Securities. In a Forward Contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the performance of the Contract Security. The Forward Contracts will be prepaid by the counterparties to these transactions and as a result, the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The equity securities may serve as collateral for the Fund’s obligation under the Forward Contracts. The proceeds of the Forward Contracts are reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the Forward Contracts.

•

Options — The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	9

Notes to Financial Statements (continued)

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income Taxation — Due primarily to market conditions preventing the effective use of the Fund’s Forward Contracts, for the taxable year ended October 31, 2008, the Fund did not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code and will be taxed as a corporation. If the Forward Contracts are again implemented, the Fund in the future may be eligible to re-qualify to be taxed pursuant to Subchapter M.

As a corporation, the Fund is obligated to pay federal, state and local income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. For the six months ended April 30, 2009, the Fund had no tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. At the current time management has offset all potential deferred tax benefits pursuant to the valuation allowance principles.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes. Management has evaluated the application of FIN 48 to the Fund, and has determined that FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(f) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Initially a significant portion of any distributions the Fund receives from the MLP entities will be deferred from taxation until the Fund sells its interest in such MLP entities. Distributions received from the Fund’s investments in MLP are not recorded as dividends.

For financial statement purposes, the Fund only records income from MLPs when it receives an estimate of allocable income from the MLP. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund. Dividends, as reflected in the Statement of Operations, are net of any tax deferred distributions from the MLP entities. For the six months ended April 30, 2009, 100% of the MLP distributions, $7,004,959, were tax deferred.

(g) Distributions — Distributions paid by the Fund will be paid on a monthly basis. The Fund expects that its distributions primarily will consist of a return of capital.

10	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Notes to Financial Statements (concluded)

(h) Recent accounting pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to 1.12% of the average daily value of the Fund’s net assets.

IQ Advisors has entered into a Subadvisory Agreement with Fiduciary Asset Management, LLC (“FAMCO”). Pursuant to the agreement, FAMCO provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays FAMCO a monthly fee at an annual rate equal to .50% of the average daily value of the Fund’s net assets. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of IQ Advisors, received $4,804 in commissions on the execution of portfolio security transactions on an agency basis for the Fund for the six months ended April 30, 2009.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co., and/or BlackRock or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2009, were $31,379,382 and $28,828,912, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding increased by 61,989 and 30,024 as a result of dividend reinvestments for the six months ended April 30, 2009 and for the year ended October 31, 2008, respectively.

5. Capital Loss Carryforward:

On October 31, 2008, the Fund had a net capital loss carryforward of $31,039,282 of which $104,402 expires in 2012 and $30,934,880 expires in 2013. The net operating loss carryforward of $7,309,121 expires in 2028.

6. Subsequent Event:

The Fund paid a distribution to holders of Common Stock in the amount of $0.07 per share on May 29, 2009 to stockholders of record on May 20, 2009.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	11

Approval of New Advisory Agreements and New Subadvisory Agreements

On September 15, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”), the parent company of IQ Investment Advisors LLC (“IQ Advisors” or the “Adviser”), announced that it had entered into a definitive Agreement and Plan of Merger with Bank of America Corporation (“Bank of America”) whereby a wholly owned subsidiary of Bank of America would be merged with and into Merrill Lynch (the “Transaction”). The Transaction was consummated effective January 1, 2009. Merrill Lynch informed the Board of Directors of each of the funds advised by IQ Advisors (the “IQ Funds” or the “Funds”) that it did not believe the Transaction would result in an “assignment” of the Funds’ current investment advisory and management agreements (the “Current Advisory Agreements”) and current investment subadvisory agreements (the “Current Subadvisory Agreements”) (together, the “Current Agreements”) under the Investment Company Act of 1940, as amended (the “1940 Act”), but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

In anticipation of the completion of the Transaction, the Boards of Directors of each of the Funds (the “Board”) met in person on November 11, 2008 (the “Meeting”) for purposes of, among other things, considering whether it would be in the best interests of the Funds and their stockholders to approve new investment advisory and management agreements between IQ Advisors and each of the Funds (the “New Advisory Agreements”) and new investment subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “New Subadvisory Agreements”) (together, the “New Agreements”) that would take effect upon the closing of the Transaction. The Board also approved interim investment advisory and management agreements between IQ Advisors and each of the Funds (the “Interim Advisory Agreements”) and interim subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “Interim Subadvisory Agreements”) (together, the “Interim Agreements”) that would take effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders had not approved the respective New Agreements prior to such time. The Board considered substantially the same factors in approving the Interim Agreements as were considered in approving the New Agreements.

The Transaction was approved by the stockholders of Merrill Lynch on December 5, 2008. Effective January 1, 2009, Merrill Lynch became a wholly owned subsidiary of Bank of America. The stockholders of the Fund approved the New Agreements on March 6, 2009. The following discussion summarizes the information considered and the conclusions made by the Board in approving the New Agreements.

In considering the approval of the New Advisory Agreement between IQ Advisors and each Fund, the Directors received and discussed various materials provided to them in advance of the Meeting, which included, among other things, a copy of the form of New Advisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of certain of the Current Advisory Agreements at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements, including information from Lipper, Inc. (“Lipper”) with respect to MLP & Strategic Equity Fund Inc. (“MLP Fund”), due diligence materials from IQ Advisors and a report on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Board regarding the Funds.

In considering whether to approve the New Advisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed end funds chosen by Lipper. Each New Advisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Advisory Agreements and Interim Advisory Agreements:

(a) Nature, Extent and Quality of Services Provided by IQ Advisors and its Affiliates — In connection with their consideration of each New Advisory Agreement, the Directors considered representations by IQ Advisors that there would be no diminution in the services to be rendered to the Funds by IQ Advisors as a result of the Transaction. The Directors noted that representatives of IQ Advisors stated that they did not anticipate any change in their personnel responsible for providing services to the Funds.

In reviewing each New Advisory Agreement, the Directors focused on the services that IQ Advisors has provided to each Fund. The Directors considered the size and experience

12	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund’s respective subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors at the November 11, 2008 Board meeting and at prior Board meetings regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund’s compliance history.

The Directors noted the representations of IQ Advisors that the Transaction would have no adverse effect on the resources and strengths of IQ Advisors in managing the Funds. The Directors then discussed the anticipated financial condition of IQ Advisors and its affiliates following the Transaction. The Directors noted statements from representatives of IQ Advisors that the financial position of IQ Advisors and its affiliates is not expected to be negatively affected by the Transaction. The Directors also considered representations from IQ Advisors that the Transaction is not expected to impact IQ Advisors’ compliance personnel or compliance procedures. Based on the discussions held and the materials presented at the Board meetings held on November 11, 2008 and June 5, 2008 and other prior Board meetings, the Directors determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by IQ Advisors under the New Advisory Agreements and that they expect that the quality of such services will continue to be of high quality and beneficial to the Funds.

(b) Investment Performance of each Fund and IQ Advisors — The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed the investment performance of each Fund that is currently operating and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each such Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund — In reviewing the New Advisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of certain of the Current Advisory Agreements at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements for all Funds. At the June 5, 2008 meeting, the Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability to IQ Advisors and its affiliates. At the June 5, 2008 meeting, the Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors at the June 5, 2008 meeting and further discussions at the November 11, 2008 meeting and reviewing IQ Advisors’ memorandum and report, the Directors concluded that there continued to be a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors at the June 5, 2008 Board meeting regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc., from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors’ affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	13

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock, Inc. and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund continued to benefit from such services provided by IQ Advisors’ affiliates.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — In considering the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the advisory fee rate or structure in order to enable a Fund to participate in these economies of scale, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), MLP Fund and S&P 500® Covered Call Fund Inc. (“Covered Call”), is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets.

Taking into account the totality of the information and materials provided to them at Board meetings held November 11, 2008 and June 5, 2008 and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors considered representations by IQ Advisors that there would be no change in the advisory fee paid by each Fund to IQ Advisors under the New Advisory Agreements as a result of the Transaction. In considering the compensation to be paid to IQ Advisors, noting that no changes to such compensation from that payable under the Current Advisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that in connection with such considerations it had received and reviewed a comparison of both the services rendered and the fees paid under the Current Advisory Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors noted that it evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In connection with its consideration of the New Advisory Agreement for MLP Fund, the Directors noted that it had received and reviewed fee comparison data from Lipper at the November 11, 2008 Board meeting. The Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds.

Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008, and at other prior Board meetings, the Directors concluded that the advisory fee rates proposed under each New Advisory Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Advisory Agreement were fair and reasonable, that IQ Advisors’ fees are reasonable for the services provided to each Fund, and that each New Advisory Agreement should be approved and recommended to stockholders.

Approval of New Investment Subadvisory Agreements

The Directors discussed the approval of New Subadvisory Agreements between IQ Advisors and BlackRock Investment Management, LLC (“BlackRock”), as subadviser to S&P 500® GEAREDSM Fund Inc. (“S&P GEARED”) and Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”); Oppenheimer Capital LLC (“Oppenheimer”), as subadviser to Covered Call and Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”); Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy Fund Inc. (“Defined Strategy”); Fiduciary Asset Management, LLC

14	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

(“FAMCO”), as subadviser to MLP Fund; and Nuveen Asset Management (“NAM”), as subadviser to Global Income & Currency Fund Inc. (“Global Income”) (each, a “Subadviser” and, collectively, the “Subadvisers”). The Directors also discussed the approval of Interim Subadvisory Agreements between IQ Advisors and the Subadvisers of each of the Funds, which would go into effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders have not approved the respective New Subadvisory Agreement prior to such time.

In considering the approval of the New Subadvisory Agreement between IQ Advisors and each Subadviser, the Directors received and discussed various materials provided to them in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of certain of the Current Subadvisory Agreements at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements, including due diligence materials from IQ Advisors and a report and presentation on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Directors regarding the Funds.

In considering whether to approve the New Subadvisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors and the Subadvisers including, as applicable: (i) information concerning the services rendered to the Funds by the Subadvisers; (ii) information concerning the revenues and expenses incurred by the Subadvisers from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Subadvisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Subadvisory Agreements and Interim Subadvisory Agreements:

(a) Nature, Extent and Quality of Services Provided by the Subadvisers — In reviewing the New Subadvisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of certain of the Current Subadvisory Agreements at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors focused on the experience of the Subadvisers in managing registered funds. The Directors considered the reputation and investment experience of the Subadvisers and their investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Directors noted that it had met with officers of IQ Advisors and members of each Subadviser’s portfolio management team to discuss the management of each Fund’s investments at recent Board meetings. The Directors took into account the annual due diligence investment review of each Subadviser to a currently operating Fund and the report presented at a prior meeting that concluded that each such Subadviser has thus far executed its respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. The Directors noted that it had discussed each Fund’s investment strategy with representatives from the respective Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Directors considered the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the November 11, 2008 and June 5, 2008 Board meetings, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under the Current Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund. The Directors considered that the same services would be provided by the same personnel pursuant to the New Subadvisory Agreements.

(b) Investment Performance of each Fund and each Subadviser — The Directors had received and considered information about the investment performance of each Fund that is currently operating in light of its stated investment objective and made the determinations discussed above under “Investment Performance of each Fund and IQ Advisors.” As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	15

Approval of New Advisory Agreements and New Subadvisory Agreements (concluded)

(c) Cost of Services Provided and Profits Realized by each Subadviser from the Relationship with each respective Fund — The Directors considered the profitability to BlackRock, a subsidiary of BlackRock, Inc., by serving as Subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — The Directors received and considered information about potential economies of scale at the November 11, 2008 and June 5, 2008 Board meetings and made the determinations discussed above under “Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale.”

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008, and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors considered representations by IQ Advisors that there would be no change in the allocation of the fees between IQ Advisors and Subadvisers in relation to the services provided by a Subadviser, as a result of the Transaction.

In considering the compensation to be paid to the Subadvisers, noting that no changes to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of certain of the Current Subadvisory Agreements and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that, in connection with such considerations, the Directors had received and reviewed fee comparison data from Lipper (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. The Directors received and reviewed fee comparison data from Lipper for MLP Fund at the November 11, 2008 Board meeting. In reviewing that data, the Directors noted that the subadvisory fee with respect to each Fund was at a level that continued to be reasonable and similar to that of comparable funds.

The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008 and at other prior Board meetings, among other things, the fact that the subadvisory fees were negotiated by IQ Advisors on an arm’s length basis, the Directors concluded that the subadvisory fees proposed under each New Subadvisory Agreement continued to be reasonable for the services being rendered.

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Subadvisory Agreement were fair and reasonable, that the Subadvisers’ fees are reasonable for the services provided to each Fund, and that each New Subadvisory Agreement should be approved and recommended to stockholders.

16	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ stockholders. A full copy of the pledge is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current and former individual clients of Merrill Lynch and certain affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge covers the personal information of other individuals with whom Merrill Lynch has an existing or prospective relationship where either (a) such protection is required by applicable laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect. In this Pledge, “personal information” refers to (a) any information relating to an identified individual; or (b) any nonpublic personal information. Stockholders of the IQ Funds are covered by this Pledge.

The Merrill Lynch family of companies is now part of the Bank of America family of companies. When used herein, “we,” “our” and “us” refer only to the Merrill Lynch family of companies and does not explain how the other Bank of America companies manage customer information and what actions you can take regarding how the other Bank of America companies use and share your information. Please visit www.bankofamerica.com/privacy for more information on the policy of the other Bank of America companies.

What personal information do we collect and how do we collect it?

Based on our relationship with you, we collect personal information from and about you that is adequate, relevant and appropriate under the circumstances. For example, we may collect or verify personal information from or about you in the following ways:

•

From applications; forms; communications (including electronic communications) and other interactions (information including your name, address, e-mail address, telephone number, Social Security or other identification number, income, assets, financial goals, interests, source of funds and investment objectives);

•	From your transactions made with or by a Merrill Lynch company;

•

From entities outside of the Merrill Lynch corporate family (“nonaffiliated third parties”), information including your creditworthiness/credit history and identity. These non-affiliated third parties include consumer/credit-reporting agencies; joint marketing partners; verification services; loan servicers or originators; entities to which we provide stock option and 401(k) plan services; entities that provide us with mailing lists; and public reference sources including the Internet. In the case of insurance, we may, pursuant to your consent or as otherwise permitted, obtain motor vehicle reports or medical information; and

•	From visits to our websites, information including certain technical information about your computer and operating systems.

How do we use personal information?

We use personal information to operate our business in a prudent manner. This may include, depending on your relationship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated financial services; process, service and maintain accounts and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation information; resolve disputes; prevent fraud; monitor and archive communications; and perform risk control. Additionally, we may use your personal information to verify your identity, including, where applicable, verification in accordance with the USA PATRIOT Act or to comply with legal and regulatory requirements around the world, and in accordance with applicable laws, rules and regulations. Where permitted and appropriate, we may also use personal information for Merrill Lynch’s marketing, product research, business development and/or global relationship management purposes, and may contact you in this regard.

What personal information do we share internally among the Bank of America companies and Merrill Lynch companies and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of your personal information with any Bank of America company and Merrill Lynch company, including broker-dealers, investment advisors, investment managers, transfer agents, banks, insurance companies and agencies, trust companies and mortgage originators or bankers.

What personal information do we share externally with nonaffiliated third parties and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	17

Privacy Pledge (concluded)

all of the personal information we collect with nonaffiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as SWIFT, a global provider of secure financial messaging services), non-financial companies (such as consumer reporting agencies or technology companies) or others (such as professional services organizations or other service providers). Where you have a contractual relationship with a third party, the handling of your information by that party will be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with certain other brokerage firms under which your Merrill Lynch Financial Advisor (if applicable) may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer, such as through your stock option or 401(k) plan, then we will share certain plan and transaction information related to your plan activity with your employer pursuant to the terms of the plan agreements. We will limit the use of this information in accordance with our agreements with the plan or employer.

We may also transfer personal information (a) to government agencies and other self-regulatory organizations, and regulatory and law enforcement authorities as necessary or required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of organized crime); (b) as part of the sale, merger or other disposition of a Merrill Lynch business; and (c) to other non-affiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/or regulation. These third parties may be located in your country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of personal information?

•	We educate our employees to treat personal information with care, and work to limit access to this information to individuals who need it for the purposes stated in this Pledge.

•	We maintain and monitor our physical, electronic and procedural safeguards to comply with applicable regulations, updating them as needed to protect personal information.

•

We take such technical and organizational security measures as we deem appropriate to keep personal information confidential and secure against unauthorized or unlawful processing, and to prevent loss, destruction or damage.

How can you verify that your personal information is accurate?

We endeavor to (a) keep personal information only for so long as is necessary for business purposes or to meet legal and regulatory requirements; and (b) keep our records of your personal information current and complete.

If you become aware of any discrepancies in your personal information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of this Pledge, and we will make the necessary corrections. Note that, in some cases, if you are an online client with us, certain information may also be corrected via the Merrill Lynch secure/password-protected Web sites. Please do not send any personal information via nonsecure methods of communication.

What choices do you have?

As described in this Pledge, each Merrill Lynch company may share your information with affiliated companies within the Bank of America and Merrill Lynch family of companies. You may have the right to instruct the Merrill Lynch company with whom you have a relationship not to share certain eligibility information, such as certain loan application or credit eligibility information, with any other Bank of America or Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affiliates when they are assisting us in serving you, and we can continue to share transaction and experience information with our affiliates.

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit eligibility information, among Bank of America and Merrill Lynch-affiliated companies, as more fully described in the “What choices do you have?” section of this Pledge, please call 1-877-222-7954.

What if you have questions regarding this Pledge or our privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at 1-877-222-7954.

18	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2009	19

www.IQIAFunds.com

MLP & Strategic Equity Fund Inc. seeks to provide a high level of after-tax total return.

This report, including the financial information herein, is transmitted to stockholders of MLP & Strategic Equity Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

MLP & Strategic Equity Fund Inc.
2 World Financial Center, 7th Floor
New York, NY 10281

#IQMTP — 4/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLP & Strategic Equity Fund Inc.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of
MLP & Strategic Equity Fund Inc.

Date: June 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of
MLP & Strategic Equity Fund Inc.

Date: June 24, 2009

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
MLP & Strategic Equity Fund Inc.

Date: June 24, 2009